Exhibit 99.1



                       MORTGAGE LOAN PURCHASE AGREEMENT


          This Mortgage Loan Purchase Agreement (this "Agreement") is dated and effective as of September 17, 2002 between Salomon Brothers Realty Corp. ("SBRC"), a New York corporation, as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation ("SBMS VII"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").


                                   RECITALS

          SBRC desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          A real estate mortgage investment conduit ("REMIC") election has been made with respect to each of four (4) Mortgage Loans (the resulting REMICs being herein referred to as "Loan REMICs"), for federal income tax purposes. SBRC also desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the regular interests (the "Loan REMIC Regular Interests") and residual interests (the "Loan REMIC Residual Interests"; and, collectively with the Loan REMIC Regular Interests, the "Loan REMIC Interests") in the Loan REMICs.

          SBMS VII intends to create a trust (the "Trust"), the primary assets of which will be the Mortgage Loans, certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans") and the Loan REMIC Interests. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be subject to registration under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 11, 2002 (the "Pooling and Servicing Agreement"), among SBMS VII as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer (the "Master Servicer"), ARCap Special Servicing, Inc. as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that SBMS VII will transfer the Mortgage Loans and the Loan REMIC Interests to the Trust contemporaneously with its purchase of the Mortgage Loans and the Loan REMIC Interests hereunder.

          The Depositor will acquire certain of the Other Loans from Column Financial, Inc. and KeyBank National Association (together, the "Other Loan Sellers").


          SBMS VII intends to sell the Registered Certificates to Salomon Smith Barney Inc. ("SSBI"), Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments, Inc. ("MII") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"; and, SSBI, CSFB, MII and Merrill Lynch collectively in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated as of September 17, 2002 (the "Underwriting Agreement"), between SBMS VII and the Underwriters; and SBMS VII intends to sell the remaining Certificates (the "Non-Registered Certificates") to SSBI, pursuant to a certificate purchase agreement, dated as of September 17, 2002 (the "Certificate Purchase Agreement"), between SBMS VII and SSBI. The Registered Certificates are more fully described in the prospectus dated September 3, 2002 (the "Basic Prospectus"); and the supplement to the Basic Prospectus dated September 17, 2002 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. Certain classes of the Non-Registered Certificates are more fully described in the offering memorandum dated September 17, 2002 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          SBRC will indemnify SBMS VII, SSBI, MII, CSFB, Merrill Lynch and certain related parties with respect to the disclosure regarding the Mortgage Loans and SBRC contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of September 17, 2002 (the "Indemnification Agreement"), among SBRC, SBMS VII, SSBI, MII, CSFB and Merrill Lynch.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, assign, transfer and otherwise convey (without recourse) to the Purchaser, and the Purchaser agrees to purchase, subject to the terms and conditions set forth herein, the Mortgage Loans and the Loan REMIC Interests. The purchase and sale of the Mortgage Loans and the Loan REMIC Interests shall take place on September 26, 2002, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on their respective due dates in September 2002 (individually, on a loan-by-loan basis, and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $563,320,762, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans and the Loan REMIC Interests shall be as set forth in the purchase price confirmation between the Seller and the Purchaser, and will include accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including September 1, 2002 to but not including the Closing Date, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as shall be mutually acceptable to the parties hereto). It is acknowledged and agreed by both parties hereto that at the time of transfer hereunder the Mortgage Loans will be subject to certain



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servicing rights separately sold by the Seller to the Master Servicer and/or parties that will act as Sub-Servicers under the Pooling and Servicing Agreement on behalf of the Master Servicer.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans and any and all related Loan REMIC Interests, including all interest and principal received on or with respect to the Mortgage Loans and any and all related Loan REMIC Interests after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off
Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

          (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

          (c) No later than the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan (as such Mortgage File and Additional Collateral exist or, in the case of such Mortgage File, should exist in accordance with the definition thereof in the Pooling and Servicing Agreement, as of the Closing Date). In addition, with respect to each Mortgage Loan as to which any such Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to, and vest in, the Trustee the Seller's rights as the beneficiary thereof and drawing party thereunder. Unless the Purchaser provides the Seller with written instructions to the contrary prior to the Closing Date, the designated recipient of the items described in the second preceding sentence shall be the Custodian, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence shall be the Trustee.

          If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

          In addition, unless previously delivered by the Seller to the Purchaser or its designee, the Seller shall, at its expense, within 10 days following (or, in the case of the reserve


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funds and escrow payments referred to in clause (ii) of this sentence, no later than) the Closing Date, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, each of the following items that are in the possession or under the control of the Seller and that relate to the Mortgage Loans (except to the extent that any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all property-specific financial statements, appraisals, environmental/engineering reports, transaction screens, leases, rent rolls, third-party underwriting reports, insurance policies, legal opinions, property management agreements, tenant estoppels, subordination and non-disturbance agreements, and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan and specifies to the Seller in writing and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (provided that the Seller shall not be required to deliver any attorney-client privileged communication or any documents or materials prepared by the Seller or its affiliates solely for internal uses); (ii) all unapplied reserve funds and escrow payments; and (iii) a limited power of attorney from the Seller enabling the Purchaser or its designee to effect the recordation of documents contemplated by Section 2(d). Unless the Purchaser provides the Seller with written instructions to the contrary prior to the Closing Date, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the applicable Master Servicer.

          Notwithstanding the foregoing, if the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or (ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this
Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this
Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

          In connection with the foregoing paragraphs of this Section 2(c), the Seller is a designated recipient, or shall otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement.

          (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer to the Purchaser with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, and the Seller receives notice to such effect from the Purchaser or its designee, then the Seller shall prepare or cause the



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

preparation of a substitute therefor or cure such defect, as the case may be; provided that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence.

          (e) Under generally accepted accounting principles ("GAAP"), the Seller shall report its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, as a sale of those assets to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records (including, without limitation, financial and accounting records) to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans and the Loan REMIC Interests are no longer property of the Seller.

          (f) After the Seller's transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans and the Loan REMIC Interests. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans and the Loan REMIC Interests by the Seller to the Purchaser.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

          (h) The Seller shall also provide to the Purchaser or its designee the initial data on the Mortgage Loans (as of the Closing Date or the most recent earlier date for which such data is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report and the Property File.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
                     Review.

          The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans and the Loan REMICs, that may be undertaken by or on behalf of the Purchaser on or prior to the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans and the Loan REMICs, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4, except as such remedies are otherwise limited by the terms of this Agreement.

          SECTION 4. Representations, Warranties and Covenants of the Seller
                     and the Purchaser.

      (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2.

      (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty) to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in Exhibit C.

      (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of SBMS VII only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than SBMS VII, SSBI, MII, CSFB and Merrill Lynch) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans and the Loan REMIC Interests.

      (d) It is understood and agreed that the representations and warranties set forth in and/or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure and Repurchase.

      (a) The Purchaser or its designee shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days of the earlier of discovery or receipt (including, without limitation, from any party to the Pooling and Servicing Agreement) of written notice by the Seller that there has been a Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document Defect, as the case may be, relates to whether such Mortgage Loan is or, as of the Closing Date, was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), and provided that the Seller received prompt written notice thereof, within 90 days after any earlier discovery by any party to the Pooling and Servicing Agreement of such Material Breach or Material Document Defect, as the case may be) (such 90-day period, in any case, the "Initial Resolution Period"), the Seller shall, subject to Section 5(b) and Section 5(c) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or Material Document Defect, as the case may be (such Mortgage Loan, a "Defective Mortgage Loan"), at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that, if the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof stating (i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date, was a Qualified Mortgage, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (iv) what actions the Seller is pursuing in connection with the cure thereof and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 more days, then the Seller shall have an additional 90 days following the end of the Initial Resolution Period (such additional 90-day period, the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and, provided, further, that the delivery of the foregoing certification in connection with, and/or any attempt by the Seller to cure, any alleged Breach or Document Defect shall not be deemed an admission on the part of the Seller that such alleged Breach or Document Defect is, in fact, a Breach or Document Defect, as the case may be, or more particularly, that it is a Material Breach or Material Document Defect, as the case may be. Any such repurchase of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to any Mortgage Loan, it will notify the Purchaser.

          If the Borrower under any Early Defeasance Mortgage Loan indicates that it intends (and, pursuant to the related loan documents, is entitled) to defease such Mortgage Loan prior to the second anniversary of the "startup day" (within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986 (the "Code")) of the related Loan REMIC, and if the Purchaser or its servicing agent so notifies the Seller in writing, then the Seller shall, by the later of (i) the 10th day prior to the anticipated date of the defeasance and (ii) the 10th day following the Seller's receipt of such notice, repurchase such Mortgage Loan, at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser.

          The Seller acknowledges the rights of the applicable Master Servicer and Special Servicer under Section 2.03 of the Pooling and Servicing Agreement to enforce the repurchase obligations of the Seller under this Section 5(a), on behalf of the Trustee for the benefit of the Certificateholders.

          In connection with the repurchase of any Mortgage Loan held by a Loan REMIC, pursuant to this Section 5(a), the Purchaser shall effect a "qualified liquidation" of such Loan REMIC in accordance with the REMIC Provisions.

          If any Defective Mortgage Loan or Early Defeasance Mortgage Loan is to be repurchased as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Mortgage Loan or REO Property. The remedies provided for in this Section 5(a) with respect to any Material Breach or Material Document Defect as to any Mortgage Loan shall also apply to any related REO Property. If (i) the Seller disputes its obligation to cure any alleged

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Breach or Document Defect or to repurchase the related Mortgage Loan, (ii) the related Mortgage Loan or any related REO Property is liquidated prior to the resolution of that dispute and (iii) a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any payments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and/or other amounts received upon such liquidation (such payment to be deemed as payment of the remaining unpaid portion of the applicable Purchase Price in connection with a repurchase).

      (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group (as defined in Section 18) are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use its reasonable efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto (as to each such group, the "Primary Real Property Collateral"); provided that no such termination shall be effected unless the Mortgage Loans from such Cross-Collateralized Group that are to remain with the Purchaser have a loan-to-value ratio of no more than 75% and a debt service coverage ratio of no less than 1.25x; and provided, further, that, if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then no such termination shall be affected unless and until the Trustee and the Master Servicer shall have received from the Seller (i) an Opinion of Counsel from independent counsel addressed to the Trustee, the Master Servicer and the Rating Agencies to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser, its servicing agents and the Rating Agencies pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased.

          If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the prior paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the provisos to the first sentence of the prior paragraph), and if the Seller has not elected to purchase the entire affected Cross-Collateralized Group, then, for purposes of this Section 5, including for purposes of (i) determining whether the particular Breach or Document Defect that gave rise to the repurchase obligation for such Cross-Collateralized Group is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.



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          The parties hereto acknowledge that none of the Early Defeasance
Mortgage Loans is part of a Cross-Collateralized Group.

      (c) It shall be a condition to any repurchase of a Defective Mortgage Loan or Early Defeasance Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

      (d) It is understood and agreed that the obligations of the Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, or to repurchase the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan; provided that there is no limitation on the part of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders, or any person or entity acting on its or their behalf, with regard to enforcing such repurchase obligations or suing for damages in the event of a breach of such repurchase obligations.

          SECTION 6. Closing.

      (a) The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

      (b) The Closing shall be subject to each of the following conditions:

               (i) all of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date or, in the case of any of the representations and warranties made pursuant to Section 4(b), such other date as specified in Exhibit C;

              (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as it affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

             (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents and funds required to be so delivered pursuant to Section 2 of this Agreement;

              (iv) all other terms and conditions of this Agreement required to be complied with by the Seller and the Purchaser, including, without limitation, in the case of the Purchaser, payment of the purchase price, on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and


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      conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (v) the Seller shall have paid all fees, costs and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

             (vi) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

      (c) Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents.

          The Closing Documents shall consist of the following:

      (a) this Agreement duly executed and delivered by the Purchaser and the Seller;

      (b) the Indemnification Agreement duly executed and delivered by the Seller, the Purchaser, SSBI, MII, CSFB and Merrill Lynch.

      (c) the Pooling and Servicing Agreement duly executed and delivered by SBMS VII, the Master Servicer, the Special Servicer and the Trustee;

      (d) an Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which SBMS VII, SSBI, MII, CSFB, Merrill Lynch and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits the organizational documents of the Seller, as in full force and effect on the date hereof, and the Resolutions described in clause (g) below;

      (e) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of New York dated not earlier than 30 days prior to the Closing Date;

      (f) a certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Interested Parties may rely;

      (g) resolutions of the Seller authorizing the specific transactions or transactions of the type contemplated by this Agreement, which resolutions will be in full force and effect, and will not have been rescinded, as of the Closing Date;

      (h) a written opinion of counsel for the Seller, which may be delivered by in-house counsel, substantially in the form of Exhibit D-3A hereto (with any modifications required by either Rating Agency), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement and each of the other Interested Parties;

      (i) a written opinion of Sidley Austin Brown & Wood LLP, as special counsel for the Seller, substantially in the form of Exhibit D-3B hereto (with any modifications required by either Rating Agency), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement and each of the other Interested Parties;

      (j) such other written opinions as may be required by either Rating Agency (including, without limitation, a favorable opinion as to the "true sale" characterization of the transfer of the Mortgage Loans contemplated by this Agreement);

      (k) a written letter of Sidley Austin Brown & Wood LLP, as special counsel to the Seller, substantially in the form of Exhibit D-3C hereto, relating to the disclosure in the Prospectus regarding the Mortgage Loans and SBRC, dated the Closing Date and addressed to SSBI, MII, CSFB and Merrill Lynch;

      (l) with respect to each Loan REMIC, the related Loan REMIC Declaration and a written opinion of counsel for the Seller, addressed to the Interested Parties, to the effect that, assuming the election required by Section 860D(b) of the Code is properly made, such Loan REMIC will qualify for treatment as a REMIC for federal income tax purposes;

      (m) one or more accountants' comfort letters, addressed, and in form and substance reasonably acceptable, to SBMS VII, SSBI, MII, CSFB and Merrill Lynch, relating to the information regarding the Mortgage Loans contained in the Prospectus and Memorandum that is of a statistical nature; and

      (n) such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date or any Rating Agency may require and in a form reasonably acceptable to the Purchaser.

          SECTION 8. Costs.

          Any costs and expenses incurred by either party hereto in connection with the transactions contemplated hereunder shall be borne by the parties in accordance with the terms of that certain Term Sheet, dated March 28, 2002 (the "Term Sheet"), between SSBI and KeyBank National Association.

          SECTION 9. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 388 Greenwich Street, New York, New York 10013, attention: Angela Vleck, facsimile no.:
212-816-8307, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and, if to the Seller, addressed to the Seller at 388 Greenwich Street, New York, New York 10013, attention: Angela Vleck, facsimile no.: 212-816-8307, or to such other address or facsimile number as may hereafter be furnished to the Purchaser in writing by the Seller.

          SECTION 10. Characterization.

          The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans and the Loan REMIC Interests. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans and the Loan REMIC Interests by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the Loan REMIC Interests are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans and the Loan REMIC Interests provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller right, title and interest in and to the Mortgage Loans and the Loan REMIC Interests and all amounts payable to the holder(s) of those assets in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off
Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by SBMS VII to the Trustee of its interests in the Mortgage Loans and the Loan REMIC Interests as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Loan REMIC Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection with the foregoing, the Seller authorizes the Purchaser to execute and file such UCC financing statements as the Purchaser may deem necessary or appropriate to accomplish the foregoing.

          SECTION 11. Representations, Warranties and Agreements to Survive
                      Delivery.

          All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans and the Loan REMIC Interests by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan or Loan REMIC Interests.

          SECTION 12. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 15. Further Assurances.

          The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans and the Loan REMIC Interests to the Trust as contemplated by the recitals hereto, SBMS VII is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee (including, without limitation, when acting through the Master Servicer and Special Servicer pursuant to the terms of the Pooling and Servicing Agreement), for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments.

          (a) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

          (b) Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, no amendment of the Pooling and Servicing Agreement executed after the Closing Date that increases the obligations of or otherwise adversely affects the Seller, shall be effective against the Seller, and the Purchaser shall not agree to any such amendment that has any such effect.

          SECTION 18. Cross-Collateralized Mortgage Loans.

          Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          SECTION 19. Entire Agreement.

          Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                       SALOMON BROTHERS REALTY CORP.



                                       By:____________________________
                                       Name:
                                       Title:


                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By:____________________________
                                       Name:
                                       Title:


                                   EXHIBIT A


                          SBRC Mortgage Loan Schedule


                                                                                                                          Property
Control                          Loan      Loan                                                                Property   Size Unit
Number     Loan/Property Name    Number    Seller    Property Address      City            State  Zip Code       Size        Type
  101   Exchange Place           7001724   SBRC      53 State Street       Boston          MA     02109        1,121,606      SF

----------------------------------------------------------------------------------------------------------------------------------
  106  The Commons and           7003343   SBRC                                                                      496
       Greentree Apartments
  106a Greentree Apartments      7003343a            5201 North Dixie      Oakland Park    FL     33334              296      Units
                                                     Highway
  106b The Commons Apartments    7003343b            3408 Lancaster Court  Tampa           FL     33614              200      Units
----------------------------------------------------------------------------------------------------------------------------------
  107  Del Oro Apartments        7003339   SBRC      7001-7081 Northwest   Ft. Lauderdale  FL     33313              174      Units
                                                     16th Street
  108  Country Club Villas       7003346   SBRC      4450 Ridgemont Drive  Abilene         TX     79606              258      Units
       Apartments
  109  Royal Crest               7003350   SBRC      1909 Sybil Lane       Tyler           TX     75703              128      Units
       Apartments
  111  Wilton Executive          7003003   SBRC      11-15 River Road &    Wilton          CT     06897          188,130      SF
       Campus                                        21 River Road
  112  Berlin Circle Plaza       7002858   SBRC      116 Walker Avenue     West Berlin     NJ     08091          285,263      SF
  113  Northlake Apartments      7004458   SBRC      12622 Grey Eagle      Germantown      MD     20874              301      Units
                                                     Court
  114  The Aventine Apartments   7003330   SBRC      3257 South Parker     Denver          CO     80014              334      Units
                                                     Road
  115  Cedar Crest Apartments    7004284   SBRC      2050 West 10th Avenue Broomfield      CO     80020              282      Units
  116  Villas at Sunrise         7004771   SBRC      6360 East Sahara      Las Vegas       NV     89142              302      Units
       Mountain                                      Avenue
  117  The Shops at Town         7003378   SBRC      19700-19738           Germantown      MD     20874          107,048      SF
       Center                                        Germantown Road
  120  Overlook at Central       7003983   SBRC      801 Northwest 47th    Miami           FL     33126              351      Units
       Pointe                                        Avenue
  121  Reserve at                7002525   SBRC      500 Talon Drive       Jacksonville    NC     28546              263      Units
       Jacksonville Commons
  122  Oak Mill Apartments       7004456   SBRC      20010 Frederick Road  Germantown      MD     20876              207      Units
  123  Plaza de Hacienda         7004294   SBRC      1735-1869 Hacienda    La Puente       CA     91744          127,132      SF
                                                     Boulevard
  124  Shenandoah Square         7003587   SBRC      13600-13802 West      Davie           FL     33325          119,332      SF
                                                     State Road 84
  126  Heritage Mall             7003287   SBRC      1895 14th Avenue      Albany          OR     97321          269,526      SF
                                                     Southeast
  127  Seekonk Crossing          7003996   SBRC      145-201 Highland      Seekonk         MA     02771          213,994      SF
                                                     Avenue
  128  Pines of Northwest        7005181   SBRC      7200 Pinemont Drive   Houston         TX     77040              412      Units
       Crossing Apartments
  130  Three Fountain            7003564   SBRC      2208 Lester Northeast Albuquerque     NM     87112              410      Units
       Apartments
  133  Phoenix Hazeltree         7004177   SBRC      2928 East Osborn Road Phoenix         AZ     85016              310      Units
       Apartments
  134  Parker Towne Centre       7001097   SBRC      3320 Avenue K         Plano           TX     75074          208,794      SF
  135  Food 4 Less               7002471   SBRC      12222 Carson Street   Hawaiian        CA     90716           58,944      SF
                                                                           Gardens
  136  AAA Quality               7003632   SBRC      3390 Long Beach       Long Beach      CA     90807           95,256      SF
       Storage-Long Beach                            Boulevard
  137  Chatsworth Imperial       6602999   SBRC      20652 Lassen Street   Chatsworth      CA     91311              184      Pads
       Mobile Home Park
  140  Oak Tree Plaza            7004072   SBRC      1435-1449 Loop 288    Denton          TX     76205           69,263      SF
       Shopping Center                               South
  141  202 Tillary Street        7004263   SBRC      202 Tillary Street    Brooklyn        NY     11201           65,583      SF
  143  Dana Point Marina         6603000   SBRC      34202 Del Obispo Road Dana Point      CA     92629               90      Pads
       Mobile Home Park
  144  Parkview Towers           7003565   SBRC      27200 Parkview        Warren          MI     48092              156      Units
       Apartments                                    Boulevard
  146  Broad Creek Crossing      7003456   SBRC      1209-1241 North       Norfolk         VA     23502           66,796      SF
       Shopping Center                               Military Highway
  147  Country Woods Village     7001600   SBRC      7450 Country Village  Cleves          OH     45002              100      Units
                                                     Drive
  148  Lincoln Plaza             7003332   SBRC      2915-2995 Van Buren   Riverside       CA     92503           59,988      SF
       Shopping Center                               Boulevard
  149  East-West Medical         7001423   SBRC      2081 Mesa Valley Way  Austell         GA     30106           41,398      SF
       Center
  150  Phoenix Square            7004056   SBRC      7000 Phoenix Avenue   Albuquerque     NM     87110              122      Units
       Apartments                                    Northeast
  152  Villatree Apartments      7003667   SBRC      1750 South Price Road Tempe           AZ     85281              150      Units
  153  Hubbard's Ridge           7003586   SBRC      4351 Point Boulevard  Garland         TX     75043              196      Units
  154  Three Fountains III       6603083   SBRC      1617 Fountainview     Houston         TX     77057              199      Units
       Apartments                                    Drive
  155  Normandy Business         7001555   SBRC      1225 West 190th       Gardena         CA     90248           76,635      SF
       Center                                        Street
  156  Addison Plaza             7003050   SBRC      3711-3771 Belt Line   Addison         TX     75001           32,114      SF
                                                     Road
  157  Northbrook Atrium         7003969   SBRC      2351 West Northwest   Dallas          TX     75220          140,248      SF
       Plaza Office Building                         Highway
  161  Oxford Crest              7004350   SBRC      1400 Boren Avenue     Seattle         WA     98101               63      Units
       Apartments
  163  35 Engel Street           6601322   SBRC      35 Engel Street       Hicksville      NY     11801          120,280      SF
  164  Northwest Plaza           6603456   SBRC      U.S. Highway 51       Senatobia       MS     38668           50,900      SF
       Shopping Center




                        Schedule of SBRC Mortgage Loans

                                                       Cross
                                                      Collater-
                                                       alized
                                                      Mortgage
                                                        Loan
                                       Cross           Group
                                      Collater-       Aggregate
                                       alized          Cut-Off
                                     (Mortgage          Date                             Original
 Control                               Loan           Principal       Ownership         Principal      Mortgage
 Number      Loan/Property Name        Group)          Balance         Interest          Balance         Rate

  101    Exchange Place                 No            153,096,151     Leasehold         165,000,000    6.9100%

----------------------------------------------------------------------------------------------------------------------------
         The Commons and Greentree
 106     Apartments                   Yes(X1)          40,241,559                        21,200,000    7.3900%
 106a    Greentree Apartments                                         Fee Simple
 106b    The Commons Apartments                                       Fee Simple
----------------------------------------------------------------------------------------------------------------------------
 107     Del Oro Apartments           Yes(X1)          40,241,559     Fee Simple          8,760,000    7.3900%
 108     Country Club Villas          Yes(X1)          40,241,559     Fee Simple          7,520,000    7.3900%
         Apartments
 109     Royal Crest Apartments       Yes(X1)          40,241,559     Fee Simple          2,964,000    7.3900%
 111     Wilton Executive Campus       No              24,430,112     Fee Simple         24,634,000    7.9600%
 112     Berlin Circle Plaza           No              19,984,902     Fee Simple         20,135,000    7.1000%
 113     Northlake Apartments          No              19,803,900     Fee Simple         19,872,000    7.1500%
 114     The Aventine Apartments       No              19,248,639     Fee Simple    19,390,885.44(d)   6.9500%
 115     Cedar Crest Apartments        No              16,944,314     Fee Simple         17,000,000    7.3250%
 116     Villas at Sunrise Mountain    No              16,465,347     Fee Simple         16,500,000    6.9700%

 117     The Shops at Town Center      No              16,000,000     Fee Simple         16,000,000    7.3400%
 120     Overlook at Central Pointe    No              14,263,571     Fee Simple         14,300,000    7.2400%
 121     Reserve at Jacksonville       No              13,964,829     Fee Simple         14,000,000    7.2900%
         Commons
 122     Oak Mill Apartments           No              13,600,749     Fee Simple         13,648,000    7.1100%
 123     Plaza de Hacienda             No              12,959,763     Fee Simple         13,000,000    7.5400%
 124     Shenandoah Square             No              12,934,050     Fee Simple         13,000,000    7.3300%
 126     Heritage Mall                 No              12,384,773     Fee Simple         12,500,000    7.1700%
 127     Seekonk Crossing              No              12,331,089     Fee Simple         12,400,000    7.4100%
         Pines of Northwest
         Crossing
 128     Apartments                    No              10,983,360     Fee Simple         11,000,000    6.3500%

 130     Three Fountain Apartments     No              10,177,880     Fee Simple         10,240,000    7.0300%
 133     Phoenix Hazeltree Apartments  No               8,976,172     Fee Simple          9,000,000    7.1000%
 134     Parker Towne Centre           No               8,382,039     Fee Simple          8,500,000    7.7200%
 135     Food 4 Less                   No               8,054,457     Fee Simple          8,100,000    7.3600%
 136     AAA Quality Storage-Long      No               7,259,432     Fee Simple          7,300,000    7.4100%
         Beach Chatsworth Imperial
         Mobile Home
 137     Park                          No               7,243,657     Fee Simple          7,440,000    7.8200%

 140     Oak Tree Plaza Shopping       No               6,086,340     Fee Simple          6,100,000    7.6900%
         Center

 141     202 Tillary Street            No               5,970,564     Fee Simple          6,000,000    7.7400%
         Dana Point Marina
         Mobile Home
 143     Park                          No               5,426,235     Fee Simple          5,600,000    7.3700%
 144     Parkview Towers Apartments    No               5,327,484     Fee Simple          5,360,000    7.0300%
         Broad Creek Crossing
         Shopping
 146     Center                        No               5,067,562     Leasehold           5,100,000    7.2600%

 147     Country Woods Village         No               4,937,313     Fee Simple          5,000,000    7.1500%
 148     Lincoln Plaza Shopping        No               4,840,871     Fee Simple          4,866,000    7.2500%
         Center
 149     East-West Medical Center      No               4,763,378     Fee Simple          4,800,000    7.3500%
 150     Phoenix Square Apartments     No               4,743,646     Fee Simple          4,760,000    7.1400%
 152     Villatree Apartments          No               4,615,286     Fee Simple          4,640,000    7.1100%
 153     Hubbard's Ridge               No               4,572,973     Fee Simple          4,600,000    7.1700%
 154     Three Fountains III           No               4,557,766     Fee Simple          4,600,000    7.9000%
         Apartments
 155     Normandy Business Center      No               4,448,759     Fee Simple          4,500,000    7.5500%
 156     Addison Plaza                 No               4,390,830     Fee Simple          4,425,000    7.3000%
         Northbrook Atrium Plaza
         Office
 157     Building                      No               4,288,069     Fee Simple          4,300,000    7.9400%

 161     Oxford Crest Apartments       No               3,590,469     Fee Simple          3,600,000    7.1000%

 163     35 Engel Street               No               3,024,623     Fee Simple          3,360,000    7.1500%
 164     Northwest Plaza Shopping      No               2,937,849     Fee Simple          3,000,000    8.3100%
         Center





                                                                                                           Antici-
                                                                                                            pated       Sched-
                                                Adminis-              Interest                             Repay-        uled
Control                                          trative     Rate     Accrual         Loan     Note         ment        Maturity
Number      Loan/Property Name                  Fee Rate     Type     Method          Type     Date         Date         Date

101     Exchange Place                          0.0625%      Fixed    Actual/360      ARD      04/01/98   03/31/08     03/31/23

-------------------------------------
        The Commons and Greentree               0.0625%      Fixed    Actual/360      Balloon  01/17/02     NAP        02/01/12
106     Apartments
106a    Greentree Apartments
106b    The Commons Apartments
-------------------------------------
107     Del Oro Apartments                      0.0625%      Fixed    Actual/360      Balloon  01/17/02     NAP        02/01/12
108     Country Club Villas                     0.0625%      Fixed    Actual/360      Balloon  01/17/02     NAP        02/01/12
        Apartments
109     Royal Crest Apartments                  0.0625%      Fixed    Actual/360      Balloon  01/17/02     NAP        02/01/12
111     Wilton Executive Campus                 0.0825%      Fixed    Actual/360      Balloon  06/06/01     NAP        07/01/11
112     Berlin Circle Plaza                     0.0625%      Fixed    Actual/360      Balloon  10/24/01     NAP        11/01/11
113     Northlake Apartments                    0.0725%      Fixed    Actual/360      Balloon  03/21/02     NAP        04/01/12
114     The Aventine Apartments                 0.0625%      Fixed    Actual/360      Balloon  01/15/02     NAP        10/01/08
115     Cedar Crest Apartments                  0.0975%      Fixed    Actual/360      Balloon  04/01/02     NAP        04/01/12
116     Villas at Sunrise Mountain              0.0825%      Fixed    Actual/360      Balloon  05/02/02     NAP        06/01/12
                                                                                      Partial I0

117     The Shops at Town Center                0.1025%      Fixed    Actual/360      Balloon  03/28/02     NAP        04/01/12
120     Overlook at Central Pointe              0.0625%      Fixed    Actual/360      Balloon  04/11/02     NAP        05/01/12
121     Reserve at Jacksonville                 0.0625%      Fixed    Actual/360      Balloon  04/09/02     NAP        05/01/12
        Commons
122     Oak Mill Apartments                     0.0725%      Fixed    Actual/360      Balloon  03/21/02     NAP        04/01/12
123     Plaza de Hacienda                       0.1025%      Fixed    Actual/360      Balloon  03/21/02     NAP        04/01/12
124     Shenandoah Square                       0.0925%      Fixed    Actual/360      Balloon  01/31/02     NAP        02/01/12
126     Heritage Mall                           0.0925%      Fixed    Actual/360      Balloon  12/03/01     NAP        01/01/12
127     Seekonk Crossing                        0.0725%      Fixed    Actual/360      Balloon  12/28/01     NAP        01/01/12
        Pines of Northwest
        Crossing
128     Apartments                              0.0625%      Fixed    Actual/360      Balloon  07/01/02     NAP        07/01/07

130     Three Fountain Apartments               0.0625%      Fixed    Actual/360      Balloon  12/11/01     NAP        01/01/12
133     Phoenix Hazeltree Apartments            0.0625%      Fixed    Actual/360      Balloon  04/30/02     NAP        05/01/12
134     Parker Towne Centre                     0.1125%      Fixed    Actual/360      Balloon  11/27/00     NAP        12/01/10
135     Food 4 Less                             0.0825%      Fixed    Actual/360      Balloon  12/19/01     NAP        01/01/12
136     AAA Quality Storage-Long                0.1025%      Fixed    Actual/360      Balloon  12/13/01     NAP        01/01/07
        Beach Chatsworth Imperial
        Mobile Home
137     Park                                    0.0625%      Fixed    Actual/360      Balloon  05/10/99     NAP        06/01/09

140     Oak Tree Plaza Shopping                 0.0625%      Fixed    Actual/360      Balloon  04/05/02     NAP        05/01/12
        Center

141     202 Tillary Street                      0.1025%      Fixed    Actual/360      Balloon  03/04/02     NAP        04/01/12
        Dana Point Marina
        Mobile Home
143     Park                                    0.0625%      Fixed    Actual/360      Balloon  03/23/99     NAP        04/01/09
144     Parkview Towers Apartments              0.0625%      Fixed    Actual/360      Balloon  12/14/01     NAP        01/01/12
        Broad Creek Crossing
        Shopping
146     Center                                  0.1225%      Fixed    Actual/360      Balloon  11/30/01     NAP        12/01/11

147     Country Woods Village                   0.0625%      Fixed    Actual/360      Balloon  03/29/01     NAP        04/01/11
148     Lincoln Plaza Shopping                  0.1225%      Fixed    Actual/360      Balloon  01/17/02     NAP        02/01/12
        Center
149     East-West Medical Center                0.1125%      Fixed    Actual/360      Balloon  09/10/01     NAP        10/01/11
150     Phoenix Square Apartments               0.0625%      Fixed    Actual/360      Balloon  03/01/02     NAP        04/01/12
152     Villatree Apartments                    0.0625%      Fixed    Actual/360      Balloon  01/18/02     NAP        02/01/12
153     Hubbard's Ridge                         0.0625%      Fixed    Actual/360      Balloon  12/28/01     NAP        01/01/12
154     Three Fountains III                     0.1225%      Fixed    Actual/360      Balloon  08/22/01     NAP        07/01/09
        Apartments
155     Normandy Business Center                0.1125%      Fixed    Actual/360      Balloon  03/06/01     NAP        04/01/06
156     Addison Plaza                           0.0625%      Fixed    Actual/360      Balloon  09/26/01     NAP        10/01/11
        Northbrook Atrium Plaza
        Office
157     Building                                0.0625%      Fixed    Actual/360      Balloon  04/01/02     NAP        04/01/12

161     Oxford Crest Apartments                 0.1225%      Fixed    Actual/360      Balloon  04/30/02     NAP        05/01/12
                                                                                       Fully
163     35 Engel Street                         0.0625%      Fixed    Actual/360    Amortizing 08/10/98     NAP        09/01/18
164     Northwest Plaza Shopping                0.1025%      Fixed    Actual/360      Balloon  09/15/99     NAP        10/01/09
        Center



Footnotes:
-----------------------------

(d) The Original Balance, Mortgage Rate, Note Date and First Payment Date were $17,000,000, 6.590%, September 8, 1998 and November 1, 1998,
     respectively. On January 15, 2002, the then outstanding loan amount of $16,406,244.30 was increased to $19,406,244.30 and the Mortgage Rate was changed to 6.950%. The Original Balance shown above represents the loan amount as of February 1, 2002, following the application of the specified February 2002 debt service payment of $108,459.74, which consisted of $2,723.97 of principal and $105,735.77 of interest, and an extraordinary principal payment of $12,634.89 that was paid during the month of January 2002.



                        Schedule of SBRC Mortgage Loans

                                                                           Stated    Remain-   Stated
                                                                Original   Original  ing       Remaining
                                   Monthly                      Term to    Amort-    Term to   Amort-      Cut-off        Loan
                                    Debt               Interest  Maturity/  ization   Maturity  ization      Date      Balance at
 Control                           Service     Grace    Only     ARD       Term      /ARD      Term        Principal   Maturity/
 Number    Loan /Property Name     Payment    Period   Period  (months)   (months)  (months)   (months)    Balance       ARD
  101      Exchange Place           1,156,730.00   3   NAP      120       300        67        247   153,096,151.10  131,647,547.04

---------------------------------------------------------------------------------------------------------------------------------
  106      The Commons and Greentree  146,639.92   5   NAP      120       360       113        353    21,093,883.90   18,667,734.59
           Apartments
  106a     Greentree Apartments
  106b     The Commons Apartments
----------------------------------------------------------------------------------------------------------------------------------
  107      Del Oro Apartments          60,592.72   5   NAP      120       360       113        353     8,716,152.04    7,713,649.12
  108      Country Club Villas         52,015.67   5   NAP      120       360       113        353     7,482,358.82    6,621,762.41
           Apartments
  109      Royal Crest Apartments      20,501.92   5   NAP      120       360       113        353     2,949,163.77    2,609,960.79
  111      Wilton Executive Campus    180,069.12   5   NAP      120       360       106        346    24,430,112.23   22,011,725.22
  112      Berlin Circle Plaza        135,313.64   5   NAP      120       360       110        350    19,984,901.78   17,601,551.08
  113      Northlake Apartments       134,216.83   5   NAP      120       360       115        355    19,803,899.89   17,403,236.65
  114      The Aventine Apartments    133,308.89  10   NAP       80       320        73        313    19,248,639.03   17,413,114.17
  115      Cedar Crest Apartments     116,836.02   5   NAP      120       360       115        355    16,944,314.21   14,955,655.42
  116      Villas at Sunrise Mountain 109,442.67   5   NAP      120       360       117        357    16,465,347.37   14,381,277.58
  117      The Shops at Town Center   110,126.62   5   11       120       360       115        360    16,000,000.00   14,327,617.58

  120      Overlook at Central Pointe  97,454.23   5   NAP      120       360       116        356    14,263,571.30   12,554,348.49
  121      Reserve at Jacksonville     95,884.81   5   NAP      120       360       116        356    13,964,829.12   12,306,867.42
           Commons
  122      Oak Mill Apartments         91,810.97   5   NAP      120       360       115        355    13,600,749.44   11,939,949.12
  123      Plaza de Hacienda           91,254.22   5   NAP      120       360       115        355    12,959,762.99   11,499,228.26
  124      Shenandoah Square           89,389.41   5   NAP      120       360       113        353    12,934,050.48   11,429,767.75
  126      Heritage Mall               89,707.60   5   NAP      120       300       112        292    12,384,772.73   10,048,252.27
  127      Seekonk Crossing            85,939.70   5   NAP      120       360       112        352    12,331,089.11   10,926,185.38
  128      Pines of Northwest Crossing 68,445.93   5   NAP       60       360        58        358    10,983,359.99   10,337,626.00
           Apartments
  130      Three Fountain Apartments   68,333.41   5   NAP      120       360       112        352    10,177,880.29    8,934,814.56
  133      Phoenix Hazeltree           60,482.88   5   NAP      120       360       116        356     8,976,171.77    7,872,504.79
           Apartments
  134      Parker Towne Centre         60,718.92  10   NAP      120       360        99        339     8,382,038.68    7,548,598.18
  135      Food 4 Less                 55,861.90   5   NAP      120       360       112        352     8,054,456.94    7,128,218.99
  136      AAA Quality Storage-Long    50,593.53   5   NAP       60       360        52        352     7,259,431.52    6,946,445.29
           Beach
  137      Chatsworth Imperial Mobile  53,661.41  10   NAP      120       360        81        321     7,243,656.88    6,627,196.42
           Home Park
  140      Oak Tree Plaza Shopping     43,448.50   5   NAP      120       360       116        356     6,086,339.86    5,416,715.63
           Center

  141      202 Tillary Street          45,280.34   5   NAP      120       300       115        295     5,970,563.95    4,909,679.35
  143      Dana Point Marina Mobile    38,658.73  10   NAP      120       360        79        319     5,426,235.04    4,932,658.13
           Home Park
  144      Parkview Towers Apartments  35,768.27   5   NAP      120       360       112        352     5,327,484.21    4,676,816.87
  146      Broad Creek Crossing        34,825.59   5   NAP      120       360       111        351     5,067,561.69    4,477,377.90
           Shopping Center
  147      Country Woods Village       33,770.34   5   NAP      120       360       103        343     4,937,313.46    4,377,712.25
  148      Lincoln Plaza Shopping      33,194.70   5   NAP      120       360       113        353     4,840,871.29    4,269,501.76
           Center
  149      East-West Medical Center    33,070.66   5   NAP      120       360       109        349     4,763,377.89    4,223,897.76
  150      Phoenix Square Apartments   32,117.21   5   NAP      120       360       115        355     4,743,646.03    4,167,559.43
  152      Villatree Apartments        31,213.58   5   NAP      120       360       113        353     4,615,285.62    4,056,476.96
  153      Hubbard's Ridge             31,130.89   5   NAP      120       360       112        352     4,572,973.49    4,028,408.47
  154      Three Fountains III         34,092.67   5   NAP       94       334        82        322     4,557,765.70    4,159,912.96
           Apartments
  155      Normandy Business Center    31,618.87   5   NAP       60       360        43        343     4,448,758.82    4,289,158.71
  156      Addison Plaza               30,336.51   5   NAP      120       360       109        349     4,390,830.41    3,888,928.02
  157      Northbrook Atrium Plaza     31,372.21   5   NAP      120       360       115        355     4,288,068.57    3,841,145.79
           Office Building
  161      Oxford Crest Apartments     24,193.15   5   NAP      120       360       116        356     3,590,468.72    3,149,002.27
  163      35 Engel Street             26,353.43  10   NAP      240       240       192        192     3,024,622.84      112,923.04

  164      Northwest Plaza Shopping    22,664.66  10   NAP      120       360        85        325     2,937,848.59    2,703,328.35
           Center






                        Schedule of SBRC Mortgage Loans

                                                                                                               Yield
                                                                                                            Maintenance
                                                                                                              Interest
                                                Yield                                                          Rate         Yield
                                              Mainten-   Yield                                               Converted   Maintenance
                             Defease-           ance     Mainten-  Prepayment            Yield       Yield       to       Interest
                              ance    Defease  Period    ance      Penalty  Prepayment Maintenance  Maintenance Monthly     Rate
Control                       Start   -ance    Start     Period     Start   Penalty   Calculation   Interest   Mortgage   Reference
Numeber   Loan/Property Name  Date   End Date   Date     End Date   Date     End Date    Method      Rate        Rate       Date

  101     Exchange Place       10/01/04 10/31/07  05/01/02 10/31/07  NAP       NAP    Present     T-Flat        No        Maturity
                                                                                      Value
-----------------------------------------------------------------------------------------------------------------------------------
  106     The Commons and      10/01/04 12/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Greentree Apartments
  106a    Greentree Apartments
  106b    The Commons Apartments
----------------------------------------------------------------------------------------------------------------------------------
  107     Del Oro Apartments   10/01/04 12/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  108     Country Club Villas  10/01/04 12/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  109     Royal Crest          10/01/04 12/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  111     Wilton Executive     10/01/04 05/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Campus
  112     Berlin Circle Plaza  10/01/04 09/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  113     Northlake Apartments 10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  114     The Aventine         10/01/04 06/30/08   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  115     Cedar Crest          10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  116     Villas at Sunrise    10/01/04 04/30/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Mountain
  117     The Shops at Town    10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Center
  120     Overlook at Central  10/01/04 02/29/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Pointe
  121     Reserve at           10/01/04 02/29/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Jacksonville
          Commons
  122     Oak Mill Apartments  10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  123     Plaza de Hacienda    10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  124     Shenandoah Square    10/01/04 12/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  126     Heritage Mall        10/01/04 11/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  127     Seekonk Crossing     10/01/04 11/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  128     Pines of Northwest   10/01/04 05/31/07   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Crossing
          Apartments
  130     Three Fountain       10/01/04 10/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  133     Phoenix Hazeltree    10/01/04 02/29/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  134     Parker Towne Centre  10/01/04 09/30/10   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  135     Food 4 Less          10/01/04 10/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  136     AAA Quality          10/01/04 10/31/06   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Storage-Long
          Beach
  137     Chatsworth Imperial  06/01/03 02/28/09   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Mobile Home Park

  140     Oak Tree Plaza       10/01/04 02/29/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Shopping Center

  141     202 Tillary Street   10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  143     Dana Point Marina    04/01/03 01/31/09   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Mobile
          Home Park
  144     Parkview Towers      10/01/04 10/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  146     Broad Creek          10/01/04 09/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Crossing
          Shopping Center
  147     Country Woods        10/01/04 01/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Village
  148     Lincoln Plaza        10/01/04 11/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Shopping Center
  149     East-West Medical    10/01/04 07/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  150     Phoenix Square       10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  152     Villatree Apartments 10/01/04 11/30/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  153     Hubbard's Ridge      10/01/04 10/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  154     Three Fountains III  10/01/04 04/30/09   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  155     Normandy Business    10/01/04 01/31/06   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Center
  156     Addison Plaza        10/01/04 07/31/11   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
  157     Northbrook Atrium    10/01/04 01/31/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Plaza
          Office Building

  161     Oxford Crest         10/01/04 02/29/12   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Apartments
  163     35 Engel Street      10/01/01 06/30/18   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP

  164     Northwest Plaza      10/01/03 07/31/09   NAP      NAP      NAP       NAP      NAP       NAP          NAP        NAP
          Shopping
          Center







                        Schedule of SBRC Mortgage Loans

                                                                             Holdback    Holdback
                                                                              Current     is a
                                                               Holdback       Balance     Letter
Control                                                        Original       as of        of
 Number    Loan/Property Name           Loan Originator        Balance        6/1/02      Credit          Holdback Description
  101  Exchange Place                   Citicorp Real          NAP            NAP         NAP   NAP
                                        Estate, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  106  The Commons and                  Salomon Brothers       NAP            NAP         NAP   NAP
       Greentree Apartments             Realty Co.
  106a Greentree Apartments                                    NAP            NAP         NAP   NAP
  106b The Commons Apartments                                  NAP            NAP         NAP   NAP
----------------------------------------------------------------------------------------------------------------------------------
  107  Del Oro Apartments               Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  108  Country Club Villas              Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  109  Royal Crest                      Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  111  Wilton Executive                 Salomon Brothers       NAP            NAP         NAP   NAP
       Campus                           Realty Co.
  112  Berlin Circle Plaza              Midland Loan           NAP            NAP         NAP   NAP
                                        Services, Inc.
  113  Northlake Apartments             Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  114  The Aventine                     Citicorp Real          NAP            NAP         NAP   NAP
        Apartments                      Estate, Inc.
  115  Cedar Crest                      Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  116  Villas at Sunrise                Salomon Brothers       NAP            NAP         NAP   NAP
       Mountain                         Realty Co.
  117  The Shops at Town                Salomon Brothers       NAP            NAP         NAP   NAP
       Center                           Realty Co.

  120  Overlook at Central              Salomon Brothers       NAP            NAP         NAP   NAP
       Pointe                           Realty Co.
  121  Reserve at                       Salomon Brothers       NAP            NAP         NAP   NAP
       Jacksonville Commons             Realty Co.
  122  Oak Mill Apartments              Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  123  Plaza de Hacienda                L.J. Melody & Company  NAP            NAP         NAP   NAP
  124  Shenandoah Square                L.J. Melody & Company  NAP            NAP         NAP   NAP
  126  Heritage Mall                    L.J. Melody & Company  NAP            NAP         NAP   NAP
  127  Seekonk Crossing                 L.J. Melody & Company  NAP            NAP         NAP   NAP
  128  Pines of Northwest               Salomon Brothers       NAP            NAP         NAP   NAP
       Crossing Apartments              Realty Co.

  130  Three Fountain                   Midland Loan           NAP            NAP         NAP   NAP
       Apartments                       Services, Inc.
  133  Phoenix Hazeltree                Midland Loan           NAP            NAP         NAP   NAP
       Apartments                       Services, Inc.
  134  Parker Towne Centre              L.J. Melody & Company  NAP            NAP         NAP   NAP
  135  Food 4 Less                      Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  136  AAA Quality                      L.J. Melody & Company  NAP            NAP         NAP   NAP
       Storage-Long Beach
  137  Chatsworth Imperial              Midland Loan           NAP            NAP         NAP   NAP
       Mobile Home Park                 Services, Inc.

  140  Oak Tree Plaza                   Salomon Brothers     350,000        350,547        No   Released upon DSCR of 1.25,
       Shopping Center                  Realty Co.                                              90% occupancy and delivery of
                                                                                                Tenant Estoppels for PetsMart,
                                                                                                DIS Diagnostic and Quizno's
  141  202 Tillary Street               L.J. Melody & Company  NAP            NAP         NAP   NAP
  143  Dana Point Marina                Midland Loan           NAP            NAP         NAP   NAP
       Mobile Home Park                 Services, Inc.
  144  Parkview Towers                  Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  146  Broad Creek Crossing             Salomon Brothers       NAP            NAP         NAP   NAP
       Shopping Center                  Realty Co.

  147  Country Woods Village            Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  148  Lincoln Plaza                    Salomon Brothers       NAP            NAP         NAP   NAP
       Shopping Center                  Realty Co.
  149  East-West Medical                L.J. Melody & Company  NAP            NAP         NAP   NAP
       Center
  150  Phoenix Square                   Midland Loan           NAP            NAP         NAP   NAP
       Apartments                       Services, Inc.
  152  Villatree Apartments             Midland Loan           NAP            NAP         NAP   NAP
                                        Services, Inc.
  153  Hubbard's Ridge                  Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  154  Three Fountains III              Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  155  Normandy Business                L.J. Melody & Company  NAP            NAP         NAP   NAP
       Center
  156  Addison Plaza                    Salomon Brothers       NAP            NAP         NAP   NAP
                                        Realty Co.
  157  Northbrook Atrium                Salomon Brothers     450,000         450,752       No   Released upon achievement by
       Plaza Office Building            Realty Co.                                              Borrower of gross rental
                                                                                                income of $1,445,331 and
                                                                                                occupancy of 70%.
  161  Oxford Crest                     Salomon Brothers       NAP            NAP         NAP   NAP
       Apartments                       Realty Co.
  163  35 Engel Street                  Citicorp Real          NAP            NAP         NAP   NAP
                                        Estate, Inc.

  164  Northwest Plaza                  Financial Federal      NAP            NAP         NAP   NAP
       Shopping Center                  Savings Bank



                               EXHIBIT B-1

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                          WITH RESPECT TO THE SELLER


          The Seller hereby represents and warrants that, as of the Closing
Date:

          (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (c) The Seller has full power and authority to enter into and fully perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans and the Loan REMIC Interests (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans and the Loan REMIC Interests, to pledge the Mortgage Loans and the Loan REMIC Interests) in accordance with, and under the conditions set forth in, this Agreement.

          (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would


                                    B-1-1
be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

          (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (i) The transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (j) The Mortgage Loans and the Loan REMIC Interests do not constitute all or substantially all of the assets of the Seller.

          (k) The Seller is not transferring the Mortgage Loans and the Loan REMIC Interests to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (l) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as contemplated herein.

          (m) After giving effect to its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (n) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (o) In connection with its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser as provided herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration for the Mortgage Loans and the Loan REMIC Interests.

          (p) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.


                                    B-1-2

                                  EXHIBIT B-2

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                         WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants, as of the Closing Date, that:

      (a) The Purchaser is a duly formed corporation, validly existing and in good standing under the laws of the State of Delaware.

      (b) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

      (c) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      (d) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or instrument to which it is a party or which is applicable to it or any of its assets.

      (e) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

      (f) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Seller.

      (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.




                                    B-2-1

                              Exhibit C

       REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS


          For purposes of this Exhibit C, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller (and, as to any Mortgage Loan, with respect to the period subsequent to origination, any servicer acting on behalf of the Seller with respect to that Mortgage
Loan) regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein); provided that the Seller shall be deemed to have knowledge of the information contained in those loan documents relating to each of the Mortgage Loans that are required to be delivered by the Seller to the Purchaser or the Purchaser's designee as part of the related Mortgage File or otherwise pursuant to Section 2(c) of this Agreement (collectively as to the subject Mortgage Loan, the "Mortgage Loan Documents"). For purposes of this Exhibit C, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          The Seller hereby represents and warrants with respect to the respective Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date and subject to Section 18 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (consistent with the definition of Mortgage Loan Schedule in the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in September 2002.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights identified on Schedule C-2). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights identified on Schedule C-2); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in September 2002 (without giving effect to any applicable grace period), nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in September 2002 (without giving effect to any applicable grace period), nor was any such payment 60 days or more delinquent since origination (without giving effect to any applicable grace period).

          4. Lien; Valid Assignment. The Mortgage securing and delivered in connection with each Mortgage Loan constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, prior to all other liens and encumbrances, and such Mortgaged Property is free and clear of all liens and encumbrances that have priority over and/or are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use or operation of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including the right to sublet) pertaining to the related Mortgaged Property, which rights do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, the terms of which condominium declaration do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates in favor of holder a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Borrower owns any interest in any payments due under the related leases on which the Borrower is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part.

          7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance). Except as otherwise identified on Schedule C-7, as of the date of origination of the Mortgage Loan, there was no proceeding pending (or, to the Seller's knowledge, threatened by the appropriate governmental authority with the power of eminent domain) for the condemnation of all or any material part of the related Mortgaged Property. The Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the Closing Date (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and
(b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan

Documents contain any provision that expressly excuses the related Borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the lender that the related Borrower maintain such insurance coverage is reasonable).

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with such Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, SBMS VII or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except as otherwise identified on Schedule C-12A, (a) a "phase I" environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, or an update of such an environmental site assessment (which update may have been effected through a transaction screen or a database search), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan on behalf of the originator, the Seller or another holder of such Mortgage Loan in connection with or subsequent to the origination of such Mortgage Loan, (b) the report of each such assessment or update, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the Closing Date, (c) a copy of each such Environmental Report has been delivered to the Purchaser or its servicing agent, (d) in cases where the related Mortgaged Property is identified on Schedule C-12B, additional soil and/or ground water testing ("Additional Testing", and any resulting report, also an "Environmental Report") was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to such Mortgaged Property on behalf of the originator, the Seller or another holder of such Mortgage Loan in connection with or subsequent to the origination of such Mortgage Loan and (e) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstance, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, that would require investigation or remediation by the related Borrower under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. To the Seller's knowledge, none of the Mortgage Loans is covered by a secured creditor environmental insurance policy, running to the benefit of the lender. Each Borrower represents and warrants in the related Mortgage Loan Documents that, except as set forth in certain environmental reports and to its actual knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. With respect to each Mortgage Loan, the related Borrower (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by such Borrower in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, conveyance, receivership. moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable state or federal law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset, rescission, abatement or diminution, available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, and except as disclosed on Schedule C-14A, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in amounts customarily required by prudent commercial lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rental loss insurance policy providing coverage in an amount equal to all effective gross income (or, alternatively, in an amount equal to net operating income plus continuing expenses) for at least twelve
(12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property located in California or seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, except as set forth on Schedule C-14B, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $5,000,000, the insurer for all of the required coverages set forth herein satisfies the requirements of the related Mortgage Loan Documents and has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A:V" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent institutional commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

          Except as set forth on Schedule C-14B, each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes, water charges, sewer rents or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid (or if any do exist by reason of being in dispute, they are covered by an escrow of funds sufficient to pay such items and other charges). For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding, and no Mortgaged Property is the subject of any such proceeding in which any affiliate of the related Borrower is a debtor.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance insurance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance insurance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

              (a) such Ground Lease or a memorandum thereof has been or will be duly recorded as of the Closing Date; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

              (b) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

              (c) the Borrower's interest in such Ground Lease is assignable to, is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

              (d) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

              (e) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

              (f) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease through legal proceedings) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

              (g) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

              (h) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

              (i) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

              (j) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

              (k) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is (and, if such Mortgage Loan is an asset of a Loan REMIC, the related Loan REMIC Regular Interest also
is) a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Borrower under any Mortgage Loan. None of the Mortgage Loans was originated for the primary purpose of financing incomplete improvements on the related Mortgaged Property.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan. The Seller has not intentionally violated any provision of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, or any other law of any jurisdiction, applicable to it or the Mortgage Loans insofar as such laws require Seller to make investigations, reports or take other actions with respect to the related Borrowers.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein (except as identified on Schedule C-23). To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage (except as identified on Schedule C-23). The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. To the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. As of the date of origination of each Mortgage Loan, which knowledge is based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located, customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership, occupancy and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. Except as identified on Schedule C-28, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements which would be acceptable to a reasonably prudent commercial or multifamily, as applicable, mortgage lender or (ii) the payment of a release price equal to at least 125% of the loan amount allocated to such Mortgaged Property in connection therewith; and provided, further, that certain Cross-Collateralized Groups of Mortgage Loans or individual Mortgage Loans secured by multiple parcels may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted by the related Mortgage Loan Documents, will constitute a significant modification of the related Mortgage Loan under Treasury regulation section 1.860G-2(b)(2).

          29. Defeasance. Except as otherwise specified on Schedule C-29, each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date (or, if such Mortgage Loan is an asset of a Loan REMIC, the "start-up date" with in the meaning of Section 860G(a)(9) of the Code for such Loan REMIC) and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i). With respect to any Early Defeasance Loan, the Mortgage Loan Documents provide that the related Borrower must provide to the lender a minimum of 30 days prior notice of such defeasance. To the Seller's knowledge, defeasance under each such Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee, including Rating Agency fees.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. Except for those Mortgage Loans identified on Schedule C-32, the Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within twelve (12) months preceding the Closing Date.

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note, Mortgage, Assignment of Leases or other related loan documents for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C. For purposes of this Paragraph 33, the Seller shall be deemed to have such knowledge as a servicer would be reasonably expected to have as a result of performing normal and customary servicing duties with respect to commercial and multifamily mortgage loans being held for securitization.

          34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of or permits lender to accelerate the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of family and estate planning transfers (or by devise, descent or operation of law upon the death of a member, partner or shareholder of the related Borrower), transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. Except in cases where the related Mortgaged Property is a residential cooperative property, the Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person, that it conducts its business in its own name, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Except as detailed on Schedule C-37, each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

          38. ARD Loans. As of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Borrower is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property of the related Borrower granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury regulation section 1.860G-1(b)(2).

          41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its stated maturity date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as otherwise contemplated in this Agreement or the Pooling and Servicing Agreement or as otherwise set forth on Schedule C-2, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

          43. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower, or an entity controlled by a principal of such Borrower for damages, liabilities, expenses or claims sustained in connection with the Borrower's
(i) fraud, (ii) material (or, alternatively, intentional) misrepresentation,
(iii) material, physical waste (or, alternatively, the failure to repair or restore the related Mortgaged Property in accordance with any related Mortgage Loan document, to the extent not covered by insurance proceeds paid on account of damage which is the subject of any such repair or restoration which are made available for such purpose to the Borrower or the holder of the Mortgage
Loan) or (iv) misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

          45. Fee Simple or Leasehold Interests. Except as described on Schedule C-45, the interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan is a fee simple and/or leasehold estate interest in real property and the improvements thereon.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, except as otherwise set forth on Schedule C-47, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly and annual operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements (or alternatively, a balance sheet and profit and loss statement) of the related Borrower, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than fifteen (15) days from the applicable Due Date.

          49. Originator's Authorization To Do Business. To the extent required under applicable law to assure the enforceability of a Mortgage Loan, as of such Mortgage Loan's funding date and at all times when such Mortgage Loan, the holder of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

          53. Loans to One Borrower. As of the Closing Date, not more than $153,096,151 of the Mortgage Loans have the same Borrower or, to the Seller's knowledge, have Mortgagors that are affiliates of each other.

                                  SCHEDULE C



SCHEDULE C-2 OWNERSHIP OF MORTGAGE LOANS

Control    Loan /Property      Loan        Originator     Cut-off Date     Primary Servicer       Primary
Number     Name                Number                     Principal                               Servicing
                                                          Balance                                 Fee

           Wilton Executive                                                 GEMSA Loan Services,
111        Campus             7003003         SBRC         24,430,112.23    L.P.                  0.060%

           Northlake                                                        GMAC Commercial
113        Apartments         7004458         SBRC         19,803,899.89    Mortgage Corp.        0.050%

           Cedar Crest                                                      GMAC Commercial
115        Apartments         7004284         SBRC         16,944,314.21    Mortgage Corp.        0.075%

           Villas at Sunrise                                                GEMSA Loan Services,
116        Mountain           7004771         SBRC         16,465,347.37    L.P.                  0.060%

           The Shops at                                                     GMAC Commercial
117        Town Center        7003378         SBRC         16,000,000.00    Mortgage Corp.        0.080%

           Oak Mill                                                         GMAC Commercial
122        Apartments         7004456         SBRC         13,600,749.44    Mortgage Corp.        0.050%

           Plaza de                                                         GEMSA Loan
123        Hacienda           7004294         SBRC         12,959,762.99    Services, L.P.        0.080%

           Shenandoah                                                       GEMSA Loan
124        Square             7003587         SBRC         12,934,050.48    Services, L.P.        0.070%

                                                                            GEMSA Loan
126        Heritage Mall      7003287         SBRC         12,384,772.73    Services, L.P.        0.070%

                                                                            GEMSA Loan
127        Seekonk Crossing   7003996         SBRC         12,331,089.11    Services,L.P.         0.050%

           Parker Towne                                                     GEMSA Loan
134        Centre             7001097         SBRC          8,382,038.68    Services, L.P.        0.090%

                                                                            GMAC Commercial
135        Food 4 Less        7002471         SBRC          8,054,456.94    Mortgage Corp.        0.060%

           AAA Quality
           Storage-Long                                                     GEMSA Loan
136        Beach              7003632         SBRC          7,259,431.52    Services, L.P.        0.080%

           202 Tillary                                                      GEMSA Loan
141        Street             7004263         SBRC          5,970,563.95    Services, L.P.        0.080%

           Broad Creek
           Crossing                                                         GMAC Commercial
146        Shopping Center    7003456         SBRC          5,067,561.69    Mortgage Corp.        0.100%

           Lincoln Plaza                                                    GMAC Commercial
148        Shopping Center    7003332         SBRC          4,840,871.29    Mortgage Corp.        0.100%

           East-West                                                        GEMSA Loan
149        Medical Center     7001423         SBRC          4,763,377.89    Services, L.P.        0.090%

           Three Fountains                                                  GEMSA Loan
154        III Apartments     6603083         SBRC          4,557,765.70    Services, L.P.        0.100%

           Normandy                                                         GEMSA Loan
155        Business Center    7001555         SBRC          4,448,758.82    Services, L.P.        0.090%

           Oxford Crest                                                     GMAC Commercial
161        Apartments         7004350         SBRC          3,590,468.72    Mortgage Corp.        0.100%

           Northwest Plaza                                                  Financial Federal
164        Shopping Center    6603456         SBRC          2,937,848.59    Savings Bank          0.080%


SCHEDULE C-7 CONDITION OF PROPERTY; CONDEMNATION



Loan
Number       Loan Name                  Description of Exception
7001724      Exchange Place             In conjunction with an upgrade of the "blue line"
                                        Massachusetts Bay Transportation Authority ("MBTA")
                                        subway system, the MBTA is in discussions with the
                                        borrower regarding the construction of a new
                                        handicapped accessible subway entrance at State and
                                        Congress streets which will require the transfer of,
                                        and creation of permanent and/or temporary easements
                                        over, portions of retail and garage areas of the
                                        mortgaged property understood to be relatively
                                        immaterial to the value of the remainder of the
                                        mortgaged property.  The borrower is expected to be
                                        permitted to utilize any net proceeds of such transfers
                                        and grants of easements towards restoration of the
                                        remaining mortgaged property, and to retain any
                                        proceeds remaining after such restoration without an
                                        associated reduction in the balance of the loan.  It is
                                        possible, however, that discussions regarding the
                                        proposed transfer and creation of easements will not
                                        result in a consensual agreement; if a final agreement
                                        is not entered into, the MBTA could exercise its
                                        eminent domain powers to take whatever temporary or
                                        permanent property rights are necessary to effectuate
                                        the MBTA's determination of the appropriate location of
                                        the new subway entrance.


SCHEDULE C-12A ENVIRONMENTAL CONDITIONS.

The following Mortgaged Properties have environmental reports that are not dated within 12 months of the Closing Date:

Loan
Number       Loan/Property Name                     Environmental Report Date

7003003      Wilton Executive Campus                      03/22/01
7002858      Berlin Circle Plaza                          06/29/01
7003330      The Aventine Apartments                      07/13/98
7003287      Heritage Mall                                09/28/01
7001097      Parker Towne Centre                          11/10/00
7002471      Food 4 Less                                  04/25/01
6602999      Chatsworth Imperial Mobile Home Park         09/18/98

6603000      Dana Point Marina Mobile Home Park           09/18/98
7003456      Broad Creek Crossing Shopping Center         06/15/01
7001600      Country Woods Village                        01/09/01
7003332      Lincoln Plaza Shopping Center                09/06/01
7001423      East-West Medical Center                     03/21/01
6603083      Three Fountains III Apartments               08/06/01
7001555      Normandy Business Center                     01/18/01
7003050      Addison Plaza                                08/09/01
6601322      35 Engel Street                              06/19/98
6603456      Northwest Plaza Shopping Center              06/17/99

SCHEDULE C-12B ENVIRONMENTAL CONDITIONS.

None.

SCHEDULE C-14A INSURANCE.


Loan
Number       Loan/Property Name    Description of Exception

7004294      Plaza de Hacienda     The insurable value of the mortgaged
                                   property is $12,798,680 and the
                                   insurance coverage maintained by the
                                   borrower is only $3,560,000.
                                   However, in addition to this
                                   coverage, several tenants have, and
                                   are required to have, the following
                                   amounts of insurance coverage: Jack
                                   in the Box, Inc. (Jack in the Box)
                                   $1,000,000 aggregate; The Kroger Co.
                                   (Food 4 Less) $20,000,000 aggregate;
                                   Lord and Cook Ventures, LLC (Taco
                                   Bell) $2,000,000 aggregate; MIBZ,
                                   Inc. (Wienerschnitzel) $2,000,000
                                   aggregate plus actual loss with
                                   respect to business income.


SCHEDULE C-14B INSURANCE.

Loan Number  Loan/Property Name    Description of Exception

7003332      Lincoln Plaza
             Shopping Center       Unable to determine whether terrorism
                                   insurance is excluded from the "all
                                   risk" casualty insurance policy.

6603456      Northwest Plaza
             Shopping Center       Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7002858      Berlin Circle Plaza   Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003586      Hubbard's Ridge       Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003983      Overlook at Central
             Pointe Terrorism is excluded from the "all risk" casualty insurance policy.

7003667      Villatree Apartments  Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003565      Parkview Towers
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7004056      Phoenix Square
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003564      Three Fountain
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003346      Country Club Villas
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003343      The Commons
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003343      Greentree Apartments  Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003339      Del Oro Apartments    Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003350      Royal Crest
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003623      Pebble Walk
             Apartments            Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7003996      Seekonk Crossing      Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7004263      202 Tillary Street    Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

7005181      Pines of Northwest
             Crossing Apartments   Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

6603083      Three Fountains
             III Apartments        Terrorism is excluded from the "all
                                   risk" casualty insurance policy.

6601322      35 Engel Street       Unable to determine whether terrorism
                                   insurance is excluded from the "all
                                   risk" casualty insurance policy.

7001724      Exchange Place        The insurers are required to have a
                                   claims paying ability rating of "A"
                                   or better by one or more of Moody's,
                                   S&P, Fitch or Duff & Phelps.


SCHEDULE C-23 OTHER MORTGAGE LIENS.

Loan
Number    Loan Name    Description of Exception

7003003   Wilton       The borrower currently has secured debt outstanding to
          Executive    Sparrow Mortgage Company LLC, an affiliate of the
          Campus       borrower through common ownership, in the amount of
                       $10,240,069.02, which debt was subordinated to the lien of the mortgage by a subordination and standstill agreement executed by the holder of the subordinated debt. The maturity date of the subordinated debt is one year beyond the maturity date of the mortgage loan. The borrower also currently has unsecured debt outstanding, in the amount of $738,896.00, in addition to trade receivables, equipment financing and other debts incurred in the ordinary course of business. The holders of the unsecured debt, Albert J. Kleban and Stephen J. Saft, principals of the borrower, executed a subordination and standstill agreement for the benefit of the holder of the mortgage loan.

SCHEDULE C-28 RELEASES OF MORTGAGED PROPERTIES.

Loan
Number   Loan Name      Description of Exception

7003587  Shenandoah     The mortgage permits the release of approximately
         Square         one-half acre from the lien of the mortgage provided,
                        among others, the following conditions precedent are satisfied: (a) by completion of the contemplated release, the mortgaged property and the released parcel shall be separate and distinct legally subdivided parcels; (b) usual and appropriate reciprocal easement and common use agreements have been entered into by all necessary parties; (c) the borrower deposited a $300,000 partial release deposit with the lender as additional security for repayment of the loan; (d) a survey of the remaining property; (e) satisfactory evidence that the remaining property complies with applicable zoning requirements; and (f) receipt by the lender of (1) a "REMIC" legal opinion; and (2) written confirmation from any applicable rating agencies that the proposed release will not result in a downgrading, withdrawal or qualification of the respective ratings.

7004294  Plaza
         de Hacienda    The mortgage instrument permits the release of an
                        unimproved parcel of approximately 2.23 acres from the lien of the mortgage, provided, among others, the following conditions precedent are satisfied: (1) no event of default shall have occurred and be continuing;
                        (2) the release parcel shall be a separate and distinct legally subdivided parcel; (3) the release parcel shall, concurrently with the partial release, be conveyed to a person or entity other than the borrower;
                        and (4) receipt by the lender of a title endorsement insuring that the deed of trust remains a first lien on the remaining property, not impacted by the release.

SCHEDULE C-29 DEFEASANCE

Loan
Number   Loan Name     Description of Exception

6601322  35 Engel
         Street        Defeasance is permitted beginning on October 1, 2001.
                       This loan has been included in an individual loan REMIC. In the event the borrower notifies the master servicer that it intends to defease the mortgage loan on or before the second anniversary of the startup date of the related individual loan REMIC, the seller will be required to repurchase that mortgage loan.

6603456  Northwest
         Plaza S.C.    Defeasance is permitted beginning on October 1, 2003.
                       This loan has been included in an individual loan
                       REMIC. In the event the borrower notifies the master servicer that it intends to defease the mortgage loan on or before the second anniversary of the startup date of the related individual loan REMIC, the seller will be required to repurchase that mortgage loan.

6602999  Chatsworth
         Imperial      Defeasance is permitted beginning on May 10, 2003.
         Mobile Home   This loan has been included in an individual loan
         Park          REMIC. In the event the borrower notifies the master
                       servicer that it intends to defease the mortgage loan on or before the second anniversary of the startup date of the related individual loan REMIC, the seller will be required to repurchase that mortgage loan.

6603000  Dana Point
         Marina Mobile Defeasance is permitted beginning on March 23, 2003.
         Home Park     This loan has been included in an individual loan
                       REMIC. In the event the borrower notifies the master servicer that it intends to defease the mortgage loan on or before the second anniversary of the startup date of the related individual loan REMIC, the seller will be required to repurchase that mortgage loan.


SCHEDULE C-32  INSPECTION.

Loan
Number    Loan Name        Description of Exception

7002858   Berlin Circle
          Plaza            The most recent inspection was on May 31, 2001.
                           The next servicer inspection is scheduled for November 1, 2002.

7003330   The Aventine
          Apartments       The most recent inspection was in August, 2001.

7002471   Food 4 Less      The most recent inspection was on April 25, 2001.
                           The next servicer inspection is scheduled for December 1, 2002.

7003456   Broad Creek
          Shopping         The most recent inspection was on September 20, 2001.
          Center           The next servicer inspection is scheduled for
                           November 1, 2002.

7003332   Lincoln Plaza
          Shopping         The most recent inspection was on August 29, 2001.
          Center           The next servicer inspection is scheduled for
                           February 1, 2003.

7003050   Addison Plaza    The most recent inspection was on June 14, 2001.
                           The next servicer inspection is scheduled for September 1, 2002.

6603456  Northwest Plaza
         Shopping          The most recent inspection was on
         Center            September 24, 2001. The next servicer inspection is
                           scheduled for November 1, 2002.

SCHEDULE C-37 SEPARATE TAX PARCELS.

Loan
Number   Loan Name         Description of Exception

7003456  Broad Creek
         Shopping Center   The tax parcel is comprised of three properties.  Two
                           are owned by the ground lessor (the borrower is the ground lessee of one of the properties) and the third is owned by a third party. The ground lease requires the ground lessor to pay taxes on the entire parcel upon receipt of the borrower's pro-rata share. The mortgage does not require the lender to release funds held in the tax escrow until the lender has been presented with evidence that taxes on the entire tax parcel have been paid. A separate tax parcel endorsement and a subdivision endorsement were obtained. In addition, an endorsement was obtained insuring the lender against loss resulting from the enforcement of a mechanic's lien against the properties that are part of the same tax parcel,and an endorsement was obtained insuring against loss resulting from other liens arising on the adjacent properties.

SCHEDULE C-45 FEE SIMPLE OR LEASEHOLD INTERESTS.

Loan
Number     Loan Name       Description of Exception

7001724    Exchange Place  The borrower has a leasehold interest in the mortgaged real property.

7003456    Broad Creek
           Crossing        The borrower has a leasehold interest in the
           Shopping Center mortgaged real property.

SCHEDULE C-47 OPERATING STATEMENTS.

Loan
Number     Loan Name       Description of Exception

7001097    Parker Town
           Center The mortgage provides that at the end of each three month quarter of each fiscal year of Borrower, a balance sheet, a statement of income and expenses of the Property and a statement of changes in financial position is required; and upon lender's request, a rent roll.

6603000    Dana Point      The mortgage provides that at the end of each three
           Marina Mobile   month quarter of each fiscal year of Borrower, a
           Home Park       balance sheet, a statement of income and expenses of
                           the Property and a statement of changes in financial position is required; and upon lender's request, a rent roll.

6602999    Chatsworth
           Imperial        The mortgage provides that at the end of each three
           Mobile Home     month quarter of each fiscal year of Borrower, a
           Park            balance sheet, a statement of income and expenses of
                           the Property and a statement of changes in financial position is required; and upon lender's request, a rent roll.

7003456    Broad Creek
           Crossing        Operating Statements and rent rolls are required to
           Shopping Center be submitted semi-annually.

                                  EXHIBIT D-1

                      FORM OF CERTIFICATE OF A SECRETARY
                     OR ASSISTANT SECRETARY OF THE SELLER

                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-KEY2
                     Certificate of Secretary of Salomon
                             Brothers Realty Corp.

         I, __________________, hereby certify that I am a duly elected and acting Assistant Secretary of Salomon Brothers Realty Corp. (the "Company"), and certify further as follows:

         1. The Company is a corporation duly organized and validly existing under the laws of the State of New York;

         2. Attached hereto as Exhibit A is a true, correct and complete copy of the organizational documents of the Company, as in full force and effect on the date hereof;

         3. Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of New York issued within ten days of the date hereof with respect to the good standing of the Company;

         4. Since the date of the good standing certificate referred to in clause 3 above, the Company has not received any notification from the Secretary of State of New York, or from any other source, that the Company is not in good standing in New York.

         5. Attached hereto as Exhibit C are the resolutions of the board of directors of the Company authorizing the transactions contemplated by the Mortgage Loan Purchase Agreement dated as of September 17, 2002 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, including the sale of the subject mortgage loans (the "Mortgage Loans") by the Company to SBMS VII. Such resolutions are in full force and effect on the date hereof and are not in conflict with any other resolutions of the board of directors of the Company in effect on the date hereof.

         6. The Mortgage Loans do not constitute all or substantially all of the assets of the Company.

         7. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

         8. Each person who, as an officer or representative of the Company, signed (a) the Mortgage Loan Purchase Agreement, (b) the Indemnification Agreement dated as of September 17, 2002 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, McDonald Investments Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or (c) any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the


                                     D-1-1
foregoing documents, was, at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such person appearing on any such document is his or her genuine signature.

         Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name as of September __, 2002.


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


         The undersigned, an officer of the Company, hereby certifies that _______________________ is the duly elected and qualified and acting Assistant Secretary of the Company and that the signature appearing above is his/her genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of September __, 2002.



                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                     D-1-2

                                  EXHIBIT D-2

                       FORM OF CERTIFICATE OF THE SELLER

                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-KEY
                 Certificate of Salomon Brothers Realty Corp.


         In connection with the execution and delivery by Salomon Brothers Realty Corp. ("SBRC") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of September 17, 2002 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and SBRC, and the Indemnification Agreement dated as of September 17, 2002 (the "Indemnification Agreement"), among SBRC, SBMS VII, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, McDonald Investments Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to herein as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of SBRC in the Agreements are true and correct in all material respects at and as of the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, as of such other date specifically provided in the particular representation and warranty) with the same effect as if made on the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, on such other date specifically provided in the particular representation and warranty), and (ii) SBRC has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

         Certified this __th day of September, 2002.


                                            SALOMON BROTHERS REALTY CORP.


                                            By:
                                                -----------------------------
                                               Name:
                                               Title:


                                    D-2-1

                                 EXHIBIT D-3A

                      FORM OF OPINION OF IN-HOUSE COUNSEL
                                 TO THE SELLER





                              September 26, 2002


Addressees listed on Exhibit A hereto


       Re:    Salomon Brothers Mortgage Securities VII, Inc.
              Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
              ---------------------------------------------------------------

Ladies and Gentlemen:

         This opinion is being provided to you in connection with (i) the Mortgage Loan Purchase Agreement, dated as of September 17, 2002 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and Salomon Brothers Realty Corp. (the "Company"), relating to the sale by the Company of certain mortgage loans (the "Mortgage Loans"), and (ii) the Indemnification Agreement dated as of September 17, 2002 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., McDonald Investments, Inc., Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Mortgage Loan Purchase Agreement and the Indemnification Agreement are collectively referred to herein as the "Agreements". Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

         Based upon the foregoing, I am of the opinion that:

         1. The Company is a validly existing New York corporation in good standing under the laws of the State of New York, with corporate power and authority under such laws to enter into and perform its obligations under the Agreements.

         2. Each Agreement has been duly authorized, executed and delivered by the Company.

         3. To my knowledge, no consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by

                                    D-3A-1
the Company of the Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

         4. To my knowledge, the transfer of the Mortgage Loans as provided in the Agreements and the fulfillment of the other terms of the Agreements will not conflict with or result in a violation of the Certificate of Incorporation or the By-laws of the Company or any agreement, instrument, order, writ, judgment or decree to which the Company is a party or is subject.

         5. To my knowledge, there are no actions or proceedings against the Company, pending (with regard to which the Company has received service of process) or overtly threatened in writing before any court, governmental agency or arbitrator which affect the enforceability of the Agreements, or which would draw into question the validity of the Agreements or any action taken or to be taken in connection with the Company's obligations contemplated therein, or which would materially impair the Company's ability to perform under the terms of the Agreements.

         The opinions expressed herein are limited to the laws of the State of New York and the federal law of the United States.

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without my express written consent.

                               Very truly yours,



                                    D-3A-2

                                 EXHIBIT D-3B

              FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD LLP,
                         SPECIAL COUNSEL TO THE SELLER

                              September 26, 2002


Salomon Brothers Mortgage                    Standard & Poor's Ratings Services
  Securities VII, Inc.                       55 Water Street, 41st Floor
388 Greenwich Street                         New York, New York  10041
New York, New York  10013
                                             Moody's Investors Service, Inc.
Salomon Smith Barney Inc.                    99 Church Street
388 Greenwich Street                         New York, New York  10007
New York, New York  10013
                                             Salomon Brothers Realty Corp.
McDonald Investments Inc.                    388 Greenwich Street
800 Superior Avenue                          New York, New York  10013
Cleveland, Ohio  44114
                                             Wells Fargo Bank Minnesota, N.A.
Credit Suisse First Boston Corporation       45 Broadway, 12th Floor
11 Madison Avenue                            New York, New York  10006
New York, New York  10010

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
World Financial Center, 12th Floor
New York, NY 10080

        Re:    Salomon Brothers Mortgage Securities VII, Inc.,
               Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Salomon Brothers Realty Corp. ("SBRC") in connection with certain matters relating to the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of September 17, 2002 (the "Mortgage Loan Purchase Agreement"), between SBRC, as seller, and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), as purchaser.

         This opinion letter is being provided to you pursuant to Section 7(i) of the Mortgage Loan Purchase Agreement. Capitalized terms used but not defined herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement.

         For the purposes of this opinion letter, we have reviewed the Mortgage Loan Purchase Agreement. In addition, we have examined originals or copies, certified or otherwise

                                    D-3B-1
identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Mortgage Loan Purchase Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters material to this opinion contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) the due organization of the parties to the Mortgage Loan Purchase Agreement and the valid existence of each such entity in good standing under the laws of its jurisdiction of organization,
(vii) except as expressly addressed in opinion paragraph 2 below, the power and authority of the parties to the Mortgage Loan Purchase Agreement to enter into, perform under and consummate the transactions contemplated by the Mortgage Loan Purchase Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto, (ix) except as expressly addressed in opinion paragraph 1 below, the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the express terms of the Mortgage Loan Purchase Agreement.

         In delivering this opinion letter, we do not express any opinions concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular jurisdiction or with respect to any matter not expressly addressed below.

         Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more

                                    D-3B-2
other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

               Based upon and subject to the foregoing, we are of the opinion that:

               1. The Mortgage Loan Purchase Agreement constitutes a valid, legal and binding agreement of SBRC, enforceable against SBRC in accordance with its terms.

               2. The execution, delivery and performance of the Mortgage Loan Purchase Agreement by SBRC will not conflict with or result in a violation of any federal or State of New York statute or regulation generally applicable to domestic corporations in connection with transactions of the type contemplated by the Mortgage Loan Purchase Agreement.

               The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being delivered solely for your benefit in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement. Accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                               Very truly yours,



                                    D-3B-3

                                 EXHIBIT D-3C

                            FORM OF LETTER RELATING
                              TO DISCLOSURE FROM
                        SIDLEY AUSTIN BROWN & WOOD LLP,
                         SPECIAL COUNSEL TO THE SELLER


                              September 26, 2002



Salomon Smith Barney Inc.                  McDonald Investments Inc.
388 Greenwich Street                       800 Superior Avenue
New York, New York  10013                  Cleveland, Ohio  44114

Credit Suisse First Boston Corporation     Merrill Lynch, Pierce, Fenner & Smith
11 Madison Avenue                             Incorporated
New York, New York  10010                  World Financial Center, 12th Floor
                                           New York, NY 10080

        Re:    Salomon Brothers Mortgage Securities VII, Inc.
               Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") and Salomon Brothers Realty Corp. ("SBRC"), in connection with certain matters relating to the following transactions (collectively, the "Transactions"):

                (i) the sale by SBRC, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "SBRC Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of September 17, 2002 (the "SBRC Mortgage Loan Purchase Agreement"), between SBRC and the Depositor;

               (ii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of September 17, 2002 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank and the Depositor;

              (iii) the sale by Column Financial, Inc. ("Column"), and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "Column Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of September 17, 2002
        (the "Column Mortgage Loan Purchase Agreement"), between Column and the Depositor;

              (iv) the creation of a common law trust (the "Trust") and the issuance of an aggregate $932,759,715 Certificate Principal Balance of Commercial Mortgage

                                    D-3C-1

        Pass-Through Certificates, Series 2002-KEY2 (the "Certificates"), consisting of 22 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class X-1, Class X-2, Class H, Class J, Class K, Class L, Class M, Class N, Class P,
        Class Q, Class S, Class T, Class R and Class Y, pursuant to that certain Pooling and Servicing Agreement, dated as of September 11, 2002 (the "Pooling and Servicing Agreement"), among the
        Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer, ARCap Special Servicing, Inc. as special servicer and Wells Fargo Bank Minnesota, N.A. as trustee;

                (v) the conveyance of the SBRC Mortgage Loans, the KeyBank Mortgage Loans and the Column Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates; and

               (vi) the sale by the Depositor, and the purchase by Salomon Smith Barney Inc. ("SSBI"), Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("MII") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"; and, collectively with SSBI, CSFB and MII, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates (collectively, the "Publicly Offered Certificates"), pursuant to that certain Underwriting Agreement, dated as of September 17, 2002 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

         The SBRC Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the Column Mortgage Loan Purchase Agreement are collectively referred to herein as the "Mortgage Loan Purchase Agreements". The Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

         For the purposes of this letter, we have reviewed: the Agreements; the Depositor's registration statement on Form S-3 (No. 333-83816) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"); the Prospectus, dated September 3, 2002, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated September 17, 2002, specifically relating to the Trust and the Publicly Offered Certificates (including all exhibits and annexes thereto, the "Original Prospectus Supplement") the Supplement to the Original Prospectus Supplement (the "Additional Supplement"; and, together with the Basic Prospectus and the Original Prospectus Supplement, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the statements made in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the respective parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for the statements made in this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates


                                    D-3C-2
and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (vii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (viii) compliance with the Agreements by the parties thereto, (ix) the conformity, to the requirements of the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, of the Mortgage Notes, the Mortgages and the other documents relating to the Mortgage Loans delivered to the Custodian by, on behalf of or at the direction of the Depositor, SBRC, KeyBank and Column, (x) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xi) the absence of any agreement that supplements or otherwise modifies the express terms of the Agreements. In rendering this letter, we do not make any statement concerning the laws of any jurisdiction other than the federal laws of the United States of America.

         In the course of acting as special counsel to the Depositor and SBRC in connection with the preparation of the Prospectus, we have generally reviewed and discussed with certain representatives of the Depositor, SBRC, KeyBank, Column, SSBI and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Prospectus, other than any documents or information incorporated by reference in the Prospectus. In addition, we have reviewed loan summaries delivered to us by SBRC with respect to the SBRC Mortgage Loans; and we have undertaken a limited review of selected Mortgage Loan documents with respect to certain SBRC Mortgage Loans. While we have not otherwise made any independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the

                                    D-3C-4

Prospectus, on the basis of the foregoing, nothing has come to our attention that has caused us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Additional Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we make no statement as to: (i) any accounting, financial or statistical data or other information of that nature contained in or omitted from the Registration Statement or the Prospectus;
(ii) any documents or information incorporated by reference in the Registration Statement or the Prospectus; (iii) any information on or omitted from the diskette that accompanies the Prospectus; (iv) any information with respect to the characteristics of the KeyBank Mortgage Loans, the related Borrowers and/or the related Mortgaged Properties contained in or omitted from the Registration Statement or the Prospectus; or (v) any information with respect to the characteristics of the Column Mortgage Loans, the related Borrowers and/or the related Mortgaged Properties, or with respect to the servicing and administration of the Westfarms Mall Mortgage Loan, contained in or omitted from the Registration Statement or the

Prospectus. In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate upon the judgment of officers and representatives of the Depositor, SBRC, KeyBank and Column. In addition, in that connection, we call to your attention that, with your knowledge and consent, except as stated above, we have not examined or otherwise reviewed any of the Mortgage Files, Servicing Files or any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

When used in this letter, the term "attention" or any other word or phrase of similar import means the conscious awareness of facts or other information of solely those attorneys who are currently practicing law with Sidley Austin Brown & Wood LLP and have been actively involved in representing the Depositor and SBRC in connection with any matters relating to the Transactions. With your permission, no attempt was made by such attorneys to gather information from any other attorneys currently practicing law with Sidley Austin Brown & Wood LLP that may have represented the Depositor, SBRC or any of their respective affiliates in other matters or to review any files associated with those matters.

This letter is being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the statements made herein. This letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person (including, without limitation, any person who acquires the Certificates from the persons to whom this letter is addressed) or transmitted to any other person without our prior consent.

                              Very truly yours,